UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2010

BE RESOURCES INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53811	42-1737182
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

107 Hackney Circle
Elephant Butte, New Mexico 87935
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (575) 744-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

Effective December 2, 2010, BE Resources Inc. (the “Company”) completed the sale of 4,960,000 shares of its common stock pursuant to the exercise of its Series 2010-I warrants (“Warrants”), which Warrants were issued in the June 2010 private placement described in a Form 8-K filed by the Company on June 23, 2010. Also on December 2, 2010, the Company completed the sale of 945,834 shares of its common stock pursuant to the exercise of compensation options issued to the placement agent in that June 2010 private placement. At the same time, the holder of the compensation options exercised the Warrants included in the units received upon exercise of the compensation options. In total, the Company issued 6,851,668 shares of its common stock in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).

The exercise price for each of the Warrants was Cdn$0.50 and the exercise price for each of the compensation options was Cdn$0.30, resulting in total proceeds to the Company from these transactions of Cdn$3,000,208. No commissions, placement fees or other form of remuneration were paid by the Company in connection with the exercise of the Warrants or the compensation options.

The sale of common stock and the Warrants pursuant to exercise of the compensation options was made to the placement agent in the June 2010 transaction, MGI Securities Inc., and other participating Canadian broker-dealers. In addition to those broker-dealers, the sale of common stock pursuant to exercise of the Warrants was made to individuals and entities outside the United States in reliance on the provisions of Regulation S of the Securities Act.

Item 7.01	Regulation FD

On December 2, 2010, the Company issued a press release disclosing the issuance of the securities described above under Item 3.02. On that same day, the Company issued a press release reporting initial drill results on its Warm Springs property located in the State of New Mexico. Copies of those press releases are attached to this report as Exhibits 99.1 and 99.2.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated December 2, 2010.

	99.2	Press Release dated December 2, 2010.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements within the meaning of existing securities legislation and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such forward looking statements include, among others, statements regarding future exploration results. Such factors that may impact these forward-looking statements include, among others set forth in the Company's reports filed with the Securities and Exchange Commission (“SEC”), the results of its continuing exploration program, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BE RESOURCES INC.

Date: December 8, 2010	By: /s/ Carmelo Marrelli
Carmelo Marrelli
Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
99.1	Press Release dated December 2, 2010.
99.2	Press Release dated December 2, 2010.